UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                 August 7, 2007
                      -------------------------------------
                        (Date of earliest event reported)


                              SPECTRUM BRANDS, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Wisconsin               001-13615              22-2423556
 -------------------------------  -------------  -------------------------------
   (State or other Jurisdiction    (Commission           (IRS Employer
        of Incorporation)           File No.)          Identification No.)


            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 7, 2007, Spectrum Brands, Inc. issued a press release discussing its estimated financial results for its third fiscal quarter ending July 1, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)    99.1  Press Release dated August 7, 2007 issued by Spectrum Brands, Inc.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 7, 2007                      SPECTRUM BRANDS, INC.



                                          By: /s/ Anthony L. Genito
                                              ----------------------------------
                                              Name:  Anthony L. Genito
                                              Title: Senior Vice President,
                                                     Chief Financial Officer and
                                                     Chief Accounting Officer

EXHIBIT INDEX

Exhibit      Description
-------      -----------

99.1         Press Release dated August 7, 2007 issued by Spectrum Brands, Inc.